UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 24, 2022

OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York		10174
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (212) 297-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01          Other Events.

On February 24, 2022, OUTFRONT Media Inc., a Maryland corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the existing automatic shelf registration statement on Form S-3 (No. 333-230366) filed with the SEC on March 18, 2019 (the “Prior Registration Statement”), which was scheduled to expire on March 18, 2022 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. The Prior Registration Statement was deemed terminated upon the effectiveness of the New Registration Statement on February 24, 2022.

In connection with the filing of the New Registration Statement, the Company also filed the following two prospectus supplements:

(i)          A prospectus supplement (the “ATM Prospectus Supplement”) covering the offering of an aggregate offering price of up to $232,528,589 of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”). The ATM Prospectus Supplement continues an offering, from time to time, of Common Stock having an aggregate offering price of up to $267,545,979 previously covered by the Prior Registration Statement. A copy of the Sales Agreement was previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2017.

(ii)          A prospectus supplement (the “AV Prospectus Supplement”) covering the possible issuance, from time to time, of up to 378,828 shares of Common Stock, in exchange for Class A equity interests (“Class A Shares”) of Outfront Canada Holdco LLC, a subsidiary of the Company that controls its Canadian business, that may be tendered for redemption. The AV Prospectus Supplement continues an offering of up to 1,623,256 shares of the Company’s Common Stock previously covered by the Prior Registration Statement. The issuance of the Class A Shares was previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2017.

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Venable LLP, regarding the legality of the securities covered by the ATM Prospectus Supplement and the AV Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1 and 5.2, respectively.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description
5.1	Opinion of Venable LLP (ATM Prospectus Supplement)
5.2	Opinion of Venable LLP (AV Prospectus Supplement)
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Venable LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Venable LLP (ATM Prospectus Supplement)
5.2	Opinion of Venable LLP (AV Prospectus Supplement)
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Venable LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and Chief Financial Officer

Date:  February 24, 2022